UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                          ---------------------

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 1998


                             PHH CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                  1-7797             52-0551284
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  (STATE OR OTHER JURISDICTION     (COMMISSION        (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)      IDENTIFICATION NO.)


         6 SYLVAN WAY, PARSIPPANY, NJ                     07054
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-428-9700


                              NOT APPLICABLE
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       FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT




   ITEM 5. OTHER EVENTS.


           On March 2, 1998, PHH Corporation entered into a Distribution Agreement in connection with the establishment of a program for the offering of up to $3,000,000,000 aggregate principal amount of fixed and floating rate Medium-Term Notes (the "Notes") under the Company's shelf Registration Statement on Form S-3 (Registration No. 333-45373) (the "Registration Statement").

           Copies of the Distribution Agreement and the Officers' Certificate delivered pursuant to the Indenture (the "Indenture"), dated as of June 5, 1997, between PHH Corporation and The First National Bank of Chicago, as trustee, are included as Exhibits 1 and 4 to this Report on Form 8-K, respectively, and hereby are incorporated by reference herein. The Indenture was filed as Exhibit 4.3 to the Transition Report on Form 10-K for the eight-month period ended December 31, 1996 of PHH Corporation. Forms of the Floating Rate Note and Fixed Rate Note were filed as Exhibits 4(b)(i) and 4(b)(ii), respectively, to the Registration Statement.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits.

                (1) Distribution Agreement, dated March 2, 1998, among PHH Corporation, Credit Suisse First Boston Corporation, Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc.

                (4) Officers' Certificate of PHH Corporation, dated March 2, 1998, delivered pursuant to the terms of the Indenture, dated as of June 5, 1997, between PHH Corporation and The First National Bank of Chicago.



                                SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHH Corporation
                                             (Registrant)


 Date:  March 2, 1998                 By: /s/ James E. Buckman
                                         ---------------------------------
                                         James E. Buckman
                                         Senior Executive Vice President




                              EXHIBIT INDEX

 Exhibit No.    Description
 -----------    -----------
     1          Distribution Agreement, dated March 2, 1998 among PHH
                Corporation, Credit Suisse First Boston Corporation,
                Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch,
                Pierce, Fenner & Smith Incorporated and J.P. Morgan
                Securities Inc.

     4 Officers' Certificate of PHH Corporation dated March 2, 1998 delivered pursuant to the terms of the Indenture, dated as of June 5, 1997, between PHH Corporation and The First National Bank of Chicago.